                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                 Morgan Stanley Russia & New Europe Fund, Inc.
--------------------------------------------------------------------------------

               (Names of Registrant as Specified in Its Charters)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To Our Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 10:45 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:


          1. To elect two Class II Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

          3. To approve or disapprove an Investment Advisory and Management Agreement between the Fund and Morgan Stanley Asset Management Inc.

          4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       VALERIE Y. LEWIS
                                       Secretary


Dated: March 26, 1997


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------


     This statement is furnished by the Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 10:45 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 27, 1997.


     The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider, among other matters, a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of the Manager. Pursuant to the Merger Agreement, the Manager will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement is identical to the Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997 and FOR the approval of the New Advisory Agreement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.


     The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 5,500,000 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.


     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses. The Manager has agreed to reimburse the Fund for all incremental expenses incurred by the Fund that would not have been incurred if the New Advisory Agreement was not submitted to stockholders of the Fund for their approval.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.


     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.


                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan and Graham E. Jones as Class II Directors.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.


     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of

Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John W. Croghan and Graham E. Jones. Class III currently consists of Barton
M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee did not meet during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were two meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:


                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                        BENEFICIALLY    EQUIVALENTS
                                                                                        OWNED AS OF     OWNED UNDER
                                      POSITION WITH     PRINCIPAL OCCUPATIONS            MARCH 24,     DEFERRED FEE
          NAME AND ADDRESS               THE FUND       AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  --------------  --------------------------  ---   ------------   -------------   ----------
Barton M. Biggs*....................  Director and    Chairman, Director and      64       10,000               --         ***
 1221 Avenue of the Americas           Chairman of    Managing Director of
 New York, New York 10020              the Board       Morgan Stanley Asset
                                       since 1996      Management Inc. and
                                                       Chairman and Director of
                                                       Morgan Stanley Asset
                                                       Management Limited;
                                                       Managing Director of
                                                       Morgan Stanley & Co.
                                                       Incorporated; Director of
                                                       Morgan Stanley Group
                                                       Inc.; Director of the
                                                       Rand McNally Company;
                                                       Member of the Yale
                                                       Development Board; Direc-
                                                       tor and Chairman of the
                                                       Board of seventeen U.S.
                                                       registered investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.
Peter J. Chase......................  Director since  Chairman and Chief          64          300                0         ***
 1441 Paseo De Peralta                 1996           Financial Officer, High
 Santa Fe, New Mexico 87501                            Mesa Technologies, LLC;
                                                       Chairman of CGL, Inc.;
                                                       Principal/Owner,
                                                       Statements; Director of
                                                       thirteen U.S. registered
                                                       investment companies man-
                                                       aged by Morgan Stanley
                                                       Asset Management, Inc.
John W. Croghan.....................  Nominee; Di-    President of Lincoln        66        1,000          58.3250         ***
 200 South Wacker Drive                rector since   Partners, a partnership of
 Chicago, Illinois 60606               1996            Lincoln Capital
                                                       Management Company;
                                                       Director of St. Paul
                                                       Bancorp, Inc. and Lindsay
                                                       Manufacturing Co.;
                                                       Director of thirteen U.S.
                                                       registered investment
                                                       companies managed by Mor-
                                                       gan Stanley Asset
                                                       Management Inc.;
                                                       Previously Director of
                                                       Blockbuster En-
                                                       tertainment Corporation.
David B. Gill.......................  Director since  Director of thirteen U.S.   70          501                0         ***
 26210 Ingleton Circle                 1996           registered investment
 Easton, Maryland 21601                                companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.; Direc-
                                                       tor of the Mauritius Fund
                                                       Limited; Director of
                                                       Moneda Chile Fund
                                                       Limited; Director of
                                                       First NIS Regional Fund
                                                       SIAC; Director of
                                                       Commonwealth Africa
                                                       Investment Fund Ltd.;
                                                       Chairman of the Advisory
                                                       Board of Advent Latin
                                                       American Private Equity
                                                       Fund; Chairman and
                                                       Director of Norinvest
                                                       Bank; Director of
                                                       Surinvest International
                                                       Limited; Director of
                                                       National Registry
                                                       Company; Previously
                                                       Director of Capital
                                                       Markets Department of the
                                                       International Finance
                                                       Corporation; Trustee,
                                                       Batterymarch Finance
                                                       Management; Chairman and
                                                       Director of Equity Fund
                                                       of Latin America S.A.;
                                                       Director of Commonwealth
                                                       Equity Fund Limited; and
                                                       Director of Global
                                                       Securities, Inc.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                        BENEFICIALLY    EQUIVALENTS
                                                                                        OWNED AS OF     OWNED UNDER
                                      POSITION WITH     PRINCIPAL OCCUPATIONS            MARCH 24,     DEFERRED FEE
          NAME AND ADDRESS               THE FUND       AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  --------------  --------------------------  ---   ------------   -------------   ----------
Graham E. Jones.....................  Nominee; Di-    Senior Vice President of    64          500                0         ***
 330 Garfield Street                   rector since   BGK Properties; Trustee of
 Suite 200                             1996            nine investment companies
 Santa Fe, New Mexico 87501                            managed by Weiss, Peck &
                                                       Greer; Trustee of eleven
                                                       investment companies
                                                       managed by Morgan
                                                       Grenfell Capital
                                                       Management Incorporated;
                                                       Director of thirteen U.S.
                                                       registered investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.;
                                                       Previously Chief
                                                       Financial Officer of
                                                       Practice Management
                                                       Systems, Inc.
John A. Levin.......................  Director since  President of John A. Levin  58        2,500          58.3250         ***
 One Rockefeller Plaza                 1996           & Co., Inc.; Director of
 New York, New York 10020                              fourteen U.S. registered
                                                       investment companies
                                                       managed by Morgan Stanley
                                                       Asset Management Inc;
                                                       Director and President of
                                                       Baker Fentress & Company
William G. Morton, Jr...............  Director since  Chairman and Chief          60          200                0         ***
 1 Boston Place                        1996           Executive Officer of
 Boston, Massachusetts 02108                           Boston Stock Exchange;
                                                       Director of Tandy
                                                       Corporation; Director of
                                                       thirteen U.S. registered
                                                       investment companies
                                                       managed by Morgan Stanley
                                                       Asset Management Inc.
Warren J. Olsen*....................  Director and    Principal of Morgan         40            0               --         ***
 1221 Avenue of the Americas           President      Stanley & Co. Incor-
 New York, New York 10020              since 1996      porated and Morgan
                                                       Stanley Asset Management
                                                       Inc.; Director and Presi-
                                                       dent of seventeen U.S.
                                                       registered investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.
Michael F. Klein*...................  Vice President  Principal of Morgan         37            0               --         ***
 1221 Avenue of the Americas           since 1996     Stanley & Co. Incor-
 New York, New York 10020                              porated and Morgan
                                                       Stanley Asset Management
                                                       Inc. and previously a
                                                       Vice President thereof;
                                                       Officer of various in-
                                                       vestment companies
                                                       managed by Morgan Stanley
                                                       Asset Management Inc.;
                                                       Previously practiced law
                                                       with the New York law
                                                       firm of Rogers & Wells.
Harold J. Schaaff, Jr.*.............  Vice President  Principal of Morgan         36            0               --         ***
 1221 Avenue of the Americas           since 1996     Stanley & Co. Incor-
 New York, New York 10020                              porated and Morgan
                                                       Stanley Asset Management
                                                       Inc.; General Counsel and
                                                       Secretary of Morgan
                                                       Stanley Asset Management
                                                       Inc.; Officer of various
                                                       investment companies
                                                       managed by Morgan Stanley
                                                       Asset Management Inc.
Joseph P. Stadler*..................  Vice President  Vice President of Morgan    42            0               --         ***
 1221 Avenue of the Americas           since 1996     Stanley & Co. Incorporated
 New York, New York 10020                              and Morgan Stanley Asset
                                                       Management Inc.; Officer
                                                       of various investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.;
                                                       Previously with Price
                                                       Waterhouse LLP.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                        BENEFICIALLY    EQUIVALENTS
                                                                                        OWNED AS OF     OWNED UNDER
                                      POSITION WITH     PRINCIPAL OCCUPATIONS            MARCH 24,     DEFERRED FEE
          NAME AND ADDRESS               THE FUND       AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  --------------  --------------------------  ---   ------------   -------------   ----------
Valerie Y. Lewis*...................  Secretary       Vice President of Morgan    41            0               --         ***
 1221 Avenue of the Americas           since 1996     Stanley & Co. Incorporated
 New York, New York 10020                              and Morgan Stanley Asset
                                                       Management Inc.; Officer
                                                       of various investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.;
                                                       Previously with Citicorp.
James M. Rooney.....................  Treasurer       Assistant Vice President    38            0               --         ***
 73 Tremont Street                     since 1996     and Manager of Fund
 Boston, Massachusetts 02108                           Administration, Chase
                                                       Global Funds Services
                                                       Company; Officer of va-
                                                       rious investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.;
                                                       Previously Assistant Vice
                                                       President and Manager of
                                                       Fund Compliance and
                                                       Control, Scudder Stevens
                                                       & Clark Inc. and Audit
                                                       Manager, Ernst & Young
                                                       LLP.
Belinda Brady.......................  Assistant       Manager, Fund               28            0               --         ***
 73 Tremont Street                     Treasurer      Administration, Chase
 Boston, Massachusetts 02108           since 1996      Global Funds Services
                                                       Company; Officer of
                                                       various investment
                                                       companies managed by
                                                       Morgan Stanley Asset
                                                       Management Inc.;
                                                       Previously with Price
                                                       Waterhouse LLP.
All Directors and Officers as a Group...........................................           15,001         116.6500         ***
                                                                                        =============  =============== ===========


---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee and officer.
*** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $500 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $9,000.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.

                             AGGREGATE     PENSION OR RETIREMENT   TOTAL COMPENSATION    NUMBER OF FUNDS
                            COMPENSATION     BENEFITS ACCRUED        FROM FUND AND       IN FUND COMPLEX
                             FROM FUND        AS PART OF THE       FUND COMPLEX PAID        FOR WHICH
     NAME OF DIRECTORS         (2)(3)         FUND'S EXPENSES      TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
--------------------------- ------------   ---------------------   ------------------   ------------------
Barton M. Biggs(1).........    $    0               None                $      0                17
Peter J. Chase.............     1,077               None                  57,691                13
John W. Croghan............     1,278               None                  73,925                13
David B. Gill..............     1,077               None                  59,910                13
Graham E. Jones............     1,077               None                  60,546                13
John A. Levin..............     1,278               None                  77,539                14
Peter A. Nadosy(1)(6)......         0               None                       0                 1
William G. Morton, Jr......     1,278               None                  67,893                13
Warren J. Olsen(1).........         0               None                       0                17
Frederick B.
  Whittemore(1)(6).........         0               None                       0                16

---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $1,211 and Mr. Levin earned $1,211 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $72,671, Mr. Gill earned $21,027, Mr. Jones earned $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.

(6) Messrs. Nadosy and Whittemore resigned as Directors of the Fund effective March 14, 1997.



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.



     The election of Messrs. Croghan and Jones requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.


     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                      APPROVAL OF A NEW ADVISORY CONTRACT
                                (PROPOSAL NO. 3)

THE MANAGER

     MSAM acts as investment manager for the Fund. The Manager has acted as investment manager for the Fund since the Fund commenced its investment operations.

     The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen American Capital, Inc. and Miller Anderson & Sherrerd,
LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $162.0 billion.

     As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes.

     The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

     Certain information regarding the directors and the principal executive officers of the Manager is set forth below.

                                                                 PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                     POSITION WITH MSAM              OTHER INFORMATION
---------------------------------  -----------------------  -----------------------------------
Barton M. Biggs*.................  Chairman, Director and   Chairman and Director of Morgan
                                     Managing Director        Stanley Asset Management Limited;
                                                              Managing Director of Morgan
                                                              Stanley & Co. Incorporated;
                                                              Director of Morgan Stanley Group
                                                              Inc.
Peter A. Nadosy*.................  Vice Chairman, Director  Managing Director of Morgan Stanley
                                     and Managing Director    & Co. Incorporated; Director of
                                                              Morgan Stanley Asset Management
                                                              Limited
James M. Allwin*.................  President, Director and  Managing Director of Morgan Stanley
                                     Managing Director        & Co. Incorporated; President of
                                                              Morgan Stanley Realty Inc.
Gordon S. Gray*..................  Director and Managing    Managing Director of Morgan Stanley
                                     Director                 & Co. Incorporated; Director of
                                                              Morgan Stanley Asset Management
                                                              Limited
Dennis G. Sherva*................  Director and Managing    Managing Director of Morgan Stanley
                                     Director                 & Co. Incorporated

---------------
* Business Address: 1221 Avenue of the Americas, New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.


     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean

Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

     Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

     The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.


     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.


     The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or in the manner in which the Manager renders services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

     In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Directors") approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Manager. The form of the New Advisory Agreement is identical to the Fund's

Current Advisory Agreement, except for the dates of execution, effectiveness and termination. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

     The following is a summary of the Current Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex A.

     The Current Advisory Agreement. The Current Advisory Agreement, dated as of September 24, 1996 (the "Current Advisory Agreement"), was last approved by the sole stockholder of the Fund (which at the time was the Manager) prior to the Fund's completion of its initial public offering in September 1996.

     The Current Advisory Agreement provides that the Manager will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

     The Current Advisory Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under the Current Advisory Agreement the Fund pays the Manager as compensation for the services rendered an annual fee equal to 1.60% of the Fund's average weekly net assets.

     The Manager's activities are subject to the review and supervision of the Board to which the Manager renders periodic reports with respect to the Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon, and will automatically terminate in the event of its assignment.

     The net assets of the Fund as of February 28, 1997, as well as other U.S. registered investment companies advised by the Manager, and other U.S. registered investment companies for which the Manager acts as sub-adviser, the rates of compensation to the Manager, the aggregate amount of advisory fees paid by the Fund to the Manager and the aggregate amount of any other material payments by the Fund to the Manager is set forth at Annex B hereto.

     Under the Current Advisory Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients who may invest in securities in which the Fund may invest.

     The New Advisory Agreement. The Board approved a proposed New Advisory Agreement between the Fund and the Manager on March 13, 1997, the form of which is attached as Annex A (the "New Advisory Agreement"). The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and termination.

     The investment advisory fee as a percentage of net assets payable by the Fund to the Manager will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the Manager by the Fund would have been identical to those paid under the Current Advisory Agreement.

     The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the Agreement for approval by the stockholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Advisory Agreement, the Board took into account that the terms of the Fund's Current Advisory Agreement and its New Advisory Agreement, including their terms relating to the services to be provided thereunder by the Manager and the fees and expenses payable by the Fund, are identical, except for the dates of execution, effectiveness and termination. The Board also considered other possible benefits to the Manager and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

     The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager.

     The Board also weighed the effect on the Fund of the Manager becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

     In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement. In the event the Merger is not consummated, the Manager would continue to serve as investment manager of the Fund pursuant to the terms of the Current Advisory Agreement.

STOCKHOLDER APPROVAL

     To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March 24, 1997:



       NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
          BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP             PERCENT OF CLASS
---------------------------------   ------------------------------------------  ----------------
Morgan Stanley Group Inc. .......   823,322 shares with shared voting power           17.7%
  1585 Broadway                     and shared dispositive power; 152,800
  New York, New York 10036            shares with shared dispositive power but
                                      no voting power(1)
Everest Capital Limited..........   298,955 shares with sole voting power and          5.4%
  Corner House,                     sole dispositive power(2)
  20 Parliament Street
  Hamilton HM 12, Bermuda


---------------

(1) Based on a Schedule 13G filed with the Commission on March 4, 1997.

(2) Based on a Schedule 13D filed with the Commission on October 18, 1996.

                                   OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary


Dated: March 26, 1997


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                         ANNEX A

                            INVESTMENT ADVISORY AND
                              MANAGEMENT AGREEMENT

     AGREEMENT, dated as of March 13, 1997, between MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC., a Maryland corporation (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Investment Manager").

     WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), the shares of common stock of which are registered under the Securities Act of 1933, as amended; and

     WHEREAS, the Fund's investment objectives are set forth in the Prospectus dated September 24, 1996 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File Nos. 33-75012 and 811-8346) (the "Registration Statement"); and

     WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to its assets and the Investment Manager is willing to render such services.

     NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. Appointment of Investment Manager. (a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

              (i) make all investment decisions for the Fund, prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out transactions, all in accordance with the Fund's investment objective and policies and limitations, as the same are set forth in the Prospectus, and in accordance with guidelines and directions from the Fund's Board of Directors;

              (ii) assist the Fund as it may reasonably request in the conduct of Fund's business, subject to the direction and control of the Fund's Board of Directors;

             (iii) maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by the administrators, custodians or other agents of the Fund; and

             (iv) furnish at the Investment Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs, to the extent not furnished by the Fund's administrators, custodians or other agents, and furnish at the Investment Manager's expense clerical services in the United States related to research, statistical and investment work.

The Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of orders for the purchase and sale of securities for the Fund, the Investment Manager is directed at all times to seek to obtain for the Fund the most favorable net results as determined by the Board of Directors of the Fund. Subject to this requirement and the provisions of the 1940 Act, the U.S. Securities Exchange Act of 1934, as amended, and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated or which provide the Investment Manager with investment research services as described in the Fund's Prospectus.

          (b) The Investment Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its directors, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations set forth herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee, computed weekly and payable monthly, at an annual rate of 1.60% of the Fund's average weekly net assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

     3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund other than for investment.

     4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (such as other registered investment companies), including clients who may invest in RNE country issuers (as such term is defined in the Fund's Prospectus), so long as the Investment Manager's services to the Fund are not impaired thereby.

     5. Standard of Care; Indemnification. (a) The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager.

          (b) The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates

     (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

     6. Allocation of Charges and Expenses. (a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall, at its own expense, provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such of the Fund's officers and employees, as well as the fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager or its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committees thereof.


          (b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: organization expenses (but not the overhead or employee costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees, dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, sub-custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise or provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.


     7. Potential Conflicts of Interest. (a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager or its affiliates as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager or its affiliates may be interested in the Fund as directors, officers, agents or otherwise.

          (b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Investment Manager, subject to any guidelines that may be adopted by the Board of Directors of the Fund.

     8. Duration and Termination. (a) This Agreement shall be effective for a period of two years commencing on the later of (i) the date that the requisite stockholder approval as required under Section 15 of the 1940 Act has been obtained or (ii) the date that the Agreement and Plan of Merger, dated February 4, 1997, between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. is consummated. Thereafter, this Agreement will continue in effect from year to year, provided that such continuance is specifically approved at least annually by (A) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (B) a vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

          (b) This Agreement may nevertheless be terminated at any time, without payment of penalty, by the Fund or by the Investment Manager upon 60 days' written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager's business shall not be deemed to be an assignment for the purposes of this Agreement.

          (c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or
     (ii) extinguish the Investment Manager's right of indemnification under
     Section 5.

     As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     9. Amendment. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

     10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. Notices. Any communication hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such communication, air mail postage prepaid, on the date on which such telex or facsimile is sent, to the address set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that other person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

     If to the Investment Manager:

        Morgan Stanley Asset Management Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: General Counsel
        Telephone No.: (212) 762-7188
        Facsimile No.: (212) 762-7377

     If to the Fund:

        Morgan Stanley Russia & New Europe Fund, Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: President
        Telephone No.: (212) 296-7100
        Facsimile No.: (212) 762-7326

Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by telex or facsimile shall be deemed to have been received, if by telex, when acknowledged by the addressee's correct answer back code and, if by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by telex or facsimile was posted the same day as the communication or document was made or delivered by electronic means.

     12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     13. Representation and Warranty of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use its reasonable efforts to maintain effective its registration during the term of this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties have executed this Investment Advisory and Management Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                     MORGAN STANLEY RUSSIA & NEW EUROPE FUND,
                                     INC.

                                     By: /s/ WARREN J. OLSEN
                                        ----------------------------------------
                                        Name: Warren J. Olsen
                                        Title:  President

                                     MORGAN STANLEY ASSET
                                     MANAGEMENT INC.

                                     By: /s/ WARREN J. OLSEN
                                        ----------------------------------------
                                        Name: Warren J. Olsen
                                        Title:  Principal

                                                                         ANNEX B

     The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Institutional Fund, Inc.*(2)
-- Active Country Allocation Portfolio  $  187,031,777    $ 1,168,571          $0          0.65% of average daily net assets
-- Aggressive Equity Portfolio             121,791,751        400,006           0          0.80% of average daily net assets
-- Asian Equity Portfolio                  365,212,440      3,378,056           0          0.80% of average daily net assets
-- Balanced Portfolio                        7,573,877         74,832           0          0.50% of average daily net assets
-- China Growth Portfolio(3)                         0              0           0          1.25% of average daily net assets
-- Emerging Growth Portfolio                82,677,378      1,024,956           0          1.00% of average daily net assets
-- Emerging Markets Debt Portfolio         162,883,938      1,887,155           0          1.00% of average daily net assets
-- Emerging Markets Portfolio            1,557,680,866     15,367,651           0          1.25% of average daily net assets
-- Equity Growth Portfolio                 467,132,622      1,192,888           0          0.60% of average daily net assets
-- European Equity Portfolio               215,681,709      1,034,869           0          0.80% of average daily net assets
-- Fixed Income Portfolio                  122,195,042        559,304           0          0.35% of average daily net assets
-- Global Equity Portfolio                  87,115,900        630,346           0          0.80% of average daily net assets
-- Global Fixed Income Portfolio           116,017,909        437,198           0          0.40% of average daily net assets
-- Gold Portfolio(4)                        38,303,227        274,000           0          1.00% of average daily net assets
-- Growth and Income Fund(3)                         0              0           0          0.75% of average daily net assets
-- High Yield Portfolio                    123,820,445        438,512           0          0.50% of average daily net assets
-- International Equity Portfolio        2,412,774,091     15,860,657           0          0.80% of average daily net assets
-- International Magnum Portfolio          124,710,803        381,756           0          0.80% of average daily net assets
-- International Small Cap Portfolio       239,291,131      2,092,097           0          0.95% of average daily net assets
-- Japanese Equity Portfolio               156,667,861      1,642,268           0          0.80% of average daily net assets
-- Latin American Portfolio                 55,950,497        287,055           0          1.10% of average daily net assets
-- MicroCap Portfolio(3)                             0              0           0          1.00% of average daily net assets
-- Money Market Portfolio                1,278,773,524      3,343,176           0          0.30% of average daily net assets
-- Mortgaged-Backed Securities                       0              0           0          0.35% of average daily net assets
  Portfolio(3)
-- Municipal Bond Portfolio                 43,819,386        134,963           0          0.35% of average daily net assets
-- Municipal Money Market Portfolio        721,197,094      1,932,187           0          0.30% of average daily net assets
-- Small Cap Value Equity Portfolio         29,921,023        345,122           0          0.85% of average daily net assets
-- Technology Portfolio(5)                   5,504,680         12,699           0          1.00% of average daily net assets
-- U.S. Real Estate Portfolio              246,501,294      1,017,980           0          0.80% of average daily net assets
-- Value Equity Portfolio                  109,811,808        655,516           0          0.50% of average daily net assets
Morgan Stanley Fund, Inc.*(6)
-- American Value Fund                      54,190,478        363,998           0          0.85% of average daily net assets
-- Aggressive Equity Fund                   30,105,256         31,323           0          0.90% of average daily net assets
-- Asian Growth Fund                       394,810,098      3,762,252           0          1.00% of average daily net assets
-- Emerging Markets Fund                   174,767,303      1,081,943           0          1.25% of average daily net assets
-- Emerging Markets Debt Fund(3)                     0              0           0          1.25% of average daily net assets
-- Equity Growth Fund(3)                             0              0           0          0.70% of average daily net assets
-- European Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- Global Equity Allocation Fund           161,349,524      1,047,751           0          1.00% of average daily net assets
-- Global Equity Fund(3)                             0              0           0          1.00% of average daily net assets
-- Global Fixed Income Fund                  9,525,078        121,568           0          0.75% of average daily net assets
-- Government Obligations Money            122,965,353              0           0          0.45% of the first $250 million
  Market(7)                                                                                0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
---------------------------------------                   --------------  -----------      ---------------------------------------
-- Growth and Income Fund(3)            $            0    $         0          $0          1.00% of average daily net assets
-- High Yield Fund                          16,444,430         12,710           0          0.75% of average daily net assets
-- Japanese Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- International Magnum Fund                24,529,959              0           0          0.80% of average daily net assets
-- Latin America Fund                       53,413,053        218,502           0          1.25% of average daily net assets
-- Money Market Fund(7)                    153,358,157              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- Tax Free Money Market Fund(3)                     0              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- U.S. Real Estate Fund                    21,362,116          8,641           0          1.00% of average daily net assets
-- Worldwide High Income Fund              164,403,651        527,214           0          0.75% of average daily net assets

Morgan Stanley Universal Funds, Inc.*
-- Asian Equity(3)                                   0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Emerging Markets Debt(3)                          0              0           0          0.75% of the first $500 million
                                                                                           0.70% of the next $500 million
                                                                                           0.65% of the excess over $1 billion
-- Emerging Markets Equity                  15,607,752         32,000           0          1.25% of the first $500 million
                                                                                           1.20% of the next $500 million
                                                                                           1.15% of the excess over $1 billion
-- Global Equity(8)                          5,225,659              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Growth(8)                                 2,843,221              0           0          0.55% of the first $500 million
                                                                                           0.50% of the next $500 million
                                                                                           0.45% of the excess over $1 billion
-- International Magnum(8)                  10,283,605              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Money Market(3)                      $            0    $         0          $0          0.30% of the first $500 million
                                                                                           0.25% of the next $500 million
                                                                                           0.20% of the excess over $1 billion
-- U.S. Real Estate(8)                               0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
The Brazilian Investment Fund, Inc.         58,816,028        425,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Latin American Discovery Fund, Inc.    204,346,643      1,899,000           0          1.15% of average weekly net assets
The Malaysia Fund, Inc.                    192,501,967      1,330,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
Morgan Stanley Africa Investment Fund,     310,803,693      3,106,000           0          1.20% of average weekly net assets
  Inc.
Morgan Stanley Asia-Pacific Fund, Inc.     854,649,586      8,796,000           0          1.00% of average weekly net assets
Morgan Stanley Emerging Markets Debt       321,966,172      3,125,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley Emerging Markets Fund,      407,981,941      4,713,000           0          1.25% of average weekly net assets
  Inc.

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Global Opportunity Bond      65,384,292        585,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley High Yield Fund, Inc.       129,972,796        842,000           0          0.70% of average weekly net assets
Morgan Stanley India Investment Fund,      341,625,451      3,812,000           0          1.10% of average weekly net assets
  Inc.
Morgan Stanley Russia & New Europe         142,333,723        400,000           0          1.60% of average weekly net assets
  Fund, Inc.
The Pakistan Investment Fund, Inc.          67,931,758        743,000           0          1.00% of average weekly net assets
The Thai Fund, Inc.                        183,531,329      1,812,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Turkish Investment Fund, Inc.           51,846,955        359,000           0          0.95% of the first $50 million
                                                                                           0.75% of the next $50 million
                                                                                           0.55% of the excess over $100 million


---------------


  * With respect to each of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc., MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of such portfolio to exceed certain minimums.


(1) Net of any fees waived by the Manager for the last fiscal year.


(2) Includes Class A and Class B shares.


(3) Currently Inactive.


(4) Management fee includes a 0.40% sub-advisory fee payable by the Manager.


(5) Commenced operations March 16, 1996.


(6) Includes Class A, Class B and Class C shares. Fiscal year end June 30, 1996.


(7) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.


(8) Portfolio had not commenced operations as of December 31, 1996.

                                     PROXY

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints WARREN J. OLSEN, MICHAEL F. KLEIN, VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 24, 1997 at the Annual Meeting of Stockholders to be held on April 30, 1997, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March 26, 1997.


            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X]     Please mark your votes as in this sample.

1.      Election of the following nominees as Directors:

        FOR     WITHHELD

        [ ]     [ ] Class II Nominees:

                      John W. Croghan, and Graham E. Jones



                     ---------------------------------------------------------
                     For all nominees except as noted above

        MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

        FOR       AGAINST       ABSTAIN
        [ ]       [ ]           [ ]

3. Approval of the Investment Advisory and Management Agreement with Morgan Stanley Asset Management Inc.

        FOR       AGAINST       ABSTAIN
        [ ]       [ ]           [ ]

4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO CLASS II NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 PROPOSAL AND PROPOSAL NO. 3.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURE(S)                                          DATE            , 1997
             ----------------------------------------      -----------

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.